******************************************************************************


                       SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549

                     --------------------------------------

                                   FORM 8 - K

                             CURRENT REPORT Pursuant
                         to Section 13 or 15 (d) of the
                         Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): March 17, 1997

                           UNAPIX ENTERTAINMENT, INC.
                           --------------------------
               Exact Name of Registrant as specified in charter

                                   Delaware
                ----------------------------------------------
                (State or Other Jurisdiction of Incorporation)

                 1-11976                         95-4404537
          ---------------------        ----------------------------------
          Commission  file  No.        I.R.S. Employer Identification No.

                    200 Madison Avenue, New York, NY 10016
                   ----------------------------------------
                   (Address of Principal Executive Offices)

                               (212) 252 - 7600
            ----------------------------------------------------
            (Registrant's Telephone Number, Including Area Code)


******************************************************************************

Item 2.  Acquisition or Disposition of Assets.

This Report is being filed in connection with the Company's acquisition of all of the capital stock of Miramar Images, Inc., which was effectuated on March 17, 1997. The information required by Item 2 of this Form 8-K has previously been reported in the Company's Annual Report on Form 10-KSB for the year 1996. The purpose of this Report is to file the information required by Items 7 (a) and
(b) of such form with respect to such acquisition.

Item 7. Financial Statements and Exhibits.

      (a)  Financial Statements of Business Acquired

      Audited Financial Statements of Miramar Images, Inc. ("Miramar") for the years 1995 and 1996 are filed herewith. In addition, unaudited financial statements of Miramar for each of the three month periods ended March 31, 1996 and 1997 are also filed herewith.

      (b)  Pro Forma Financial Information.

      Pro Forma Financial Information reflecting the purchase of Miramar is filed herewith.

      (c)  Exhibits

      10.1 Stock Purchase Agreement, dated March 17, 1997, relating to the Company's purchase of all of the capital stock of Miramar [incorporated herein by reference to Exhibit 10.24 to the Company's Annual Report on Form 10-KSB for 1996 (the "1996 10-KSB")]

      10.2 Pooled Consideration Agreement, dated March 17, 1997, entered into in connection with the Company's purchase of Miramar [incorporated herein by reference to Exhibit 10.25 to the 1996 10-KSB]

      10.3 Settlement Agreement, dated March 17, 1997, among the Company, Miramar and Steven Churchill, entered into in connection with the Company's purchase of Miramar [incorporated herein by reference to
            Exhibit 10.26 to the 1996 10-KSB]

      10.4 Assignment Agreement, dated March 17, 1997, among the Company, Miramar and Charles Walsh, entered into in connection with the Company's purchase of Miramar [incorporated herein by reference to
            Exhibit 10.27 to the 1996 10-KSB]

                                  SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              UNAPIX ENTERTAINMENT, INC.


                              By: /s/ Daniel T. Murphy
                                  -----------------------------------------
                                  Daniel T. Murphy, Chief Financial Officer

Date: May 30, 1997

Item 7 (b)

                            UNAPIX ENTERTAINMENT INC.
            PRO FORMA CONDENSED CONSOLIDATED STATEMENTS OF OPERATION
                                   (UNAUDITED)

      The following unaudited pro forma condensed statements of operations for the three months ended March 31, 1997 and the year ended December 31, 1996 reflect the pro forma condensed consolidated statements of operations of the Company giving effect to the purchase of Miramar Images, Inc., as if the acquisition had occurred on January 1, 1996. The pro forma condensed statements of operations should be read in connection with the notes hereto and with the historical consolidated financial statements of the Company together with the notes thereto, which are included in the Company's Form 10-QSB for the three months ended March 31, 1997 and Form 10-KSB for the year ended December 31, 1996, as well as the historical financial statements of Miramar Images, Inc. which are included.

                           UNAPIX ENTERTAINMENT, INC.
            PRO FORMA CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
                    (IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)
                                   (UNAUDITED)

                      THREE MONTHS ENDED MARCH 31, 1997
                      ---------------------------------

                                      COMPANY  MIRAMAR  ADJUSTMENTS  PRO FORMA

Revenues:

    Licensing And Distribution         $2,809   $ 409     $            $3,218

    Home Video                          3,628                           3,628
                                       ------   -----     ----         ------
                                        6,437     409                   6,846
Operating Costs:

    Licensing And Distribution          1,932     357                   2,289

    Home Video                          2,417                           2,417

                            UNAPIX ENTERTAINMENT INC.
            PRO FORMA CONDENSED CONSOLIDATED STATEMENTS OF OPERATION
                                   (UNAUDITED)

                        THREE MONTHS ENDED MARCH 31, 1997
                        ---------------------------------

                                       COMPANY  MIRAMAR  ADJUSTMENTS  PRO FORMA

General And  Administrative
Expenses                                1,535     315         26(1)     1,876
                                       ------    ----     ------        -----
                                        5,884     672         26        6,582
                                       ------    ----     ------        -----
Income (Loss) From
Operations                                553    (263)       (26)         264

Interest Expense                          152      35        (18)(2)      169
                                       ------    ----     ------        -----
Income (Loss) Before Taxes                401    (298)        (8)          95

Provision For Income Taxes                165               (118)(3)       47
                                       ------    ----     ------        -----

Net Income (Loss)                      $  236    (298)       110           48
                                       ======    ====     ======        =====
Net Income Per Common
Share                                  $  .04                              --
                                       ======    ====     ======        =====
Average Number of Common
Shares Outstanding                      5,382                314(4)     5,696
                                       ======    ====     ======        =====

Notes

(1)   Amortization Of Excess Cost Over Net Assets.

(2)   Elimination Of Interest Expense On Shareholder Loans.

(3)   Tax Adjustment For Miramar Loss.

(4)   Unapix Common Shares Issued For The Acquisition.

                           UNAPIX ENTERTAINMENT, INC.
            PRO FORMA CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
                    (IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)
                                   (UNAUDITED)

                          YEAR ENDED DECEMBER 31, 1996
                          ----------------------------

                                      COMPANY   MIRAMAR  ADJUSTMENTS  PRO FORMA
Revenues:

   Licensing And Distribution          $ 6,673    2,164                   8,837

   Home Video                           15,740                           15,740
                                       -------    -----     -----        ------

                                        22,413    2,164                  24,577
Operating Costs:

   Licensing And Distribution            4,704    1,798                   6,502

   Home Video                           10,373                           10,373

   General And Administrative

   Expenses                              6,224    1,041       105(1)      7,370
                                       -------    -----     -----        ------

                                        21,301    2,839       105        24,245
                                       -------    -----     -----        ------

   Income (Loss) From
   Operations                            1,112     (675)     (105)          332

   Interest Expense                        123      102       (36)(2)       189
                                       -------    -----     -----        ------

   Income (Loss) Before Taxes              989     (777)      (69)          143

   Provision For Income Taxes              400               (304)(3)        96
                                       -------    -----     -----        ------

   Net Income (Loss)                   $   589     (777)      235            47
                                       =======    =====     =====        ======
   Net Income Per Common
   Share                               $   .09                             (.02)
                                       =======    =====     =====        ======
   Average Number of Common
   Outstanding Shares                    5,268                314(4)      5,582
                                       =======    =====     =====        ======

Notes

(1)   Amortization Of Excess Cost Over Net Assets.
(2)   Elimination Of Interest Expense On Shareholder Loans.
(3)   Tax Adjustment For Miramar Loss.
(4)   Unapix Common Shares Issued For The Acquisition.

Item 7 (a)

                              MIRAMAR IMAGES, INC.
                       CONDENSED STATEMENTS OF OPERATIONS
                            (IN THOUSANDS, UNAUDITED)

                                  THREE MONTHS ENDED MARCH 31,
                                  ----------------------------

                                     1997            1996
                                    -----           -----

Net Sales                           $ 409           $ 641
                                    -----           -----

Operating Costs                       357             492

General And Administrative
Expenses                              315             318
                                    -----           -----
                                      672             810
                                    -----           -----
Loss From Operations                 (263)           (169)

Interest Expense                       35              11
                                    -----           -----

Net Loss                            $(298)          $(180)
                                    =====           =====

Item 7 (a)

                               MIRAMAR IMAGES INC.
                       CONDENSED STATEMENTS OF CASH FLOWS
                            (IN THOUSANDS, UNAUDITED)

                         THREE MONTHS ENDED MARCH 31,
                         ----------------------------

                                                     1997      1996
                                                    -----     -----

Cash flows from operating activities:

      Net Loss                                      $(298)    $(180)

      Adjustments to reconcile to net Cash
      provided by operating activities:

      Depreciation and amortization                    88       106

      (Increase) Decrease in accounts receivable      (26)      474

      Increase (decrease) in trade payable            (64)       38

      Decrease in reserve for returns                (109)      (92)

      Other, net                                        9        (9)
                                                    -----     -----

     Net Cash provided by (used in ) operating
     activities                                      (400)      337
                                                    -----     =====

Cash flows from investing activities:

      Purchases of equipment                          (33)      (57)

      Proceeds from sale of equipment                            22
                                                    -----     -----
      Net cash provided by (used in)
     investing activities                             (33)      (35)
                                                    -----     -----

                               MIRAMAR IMAGES INC.
                       CONDENSED STATEMENTS OF CASH FLOWS
                            (IN THOUSANDS, UNAUDITED)

                          THREE MONTHS ENDED MARCH 31,
                          ----------------------------

                                             1997        1996
                                            -----     -------

Cash flows from financing activities:

     Payment of short term bank loans         (47)       (368)

     Proceeds from short term borrowings                   39

     Proceeds from stockholders loans                      12

     Advances from Unapix                     504

     Other, net                                            (5)
                                          -------     -------

                                              457        (312)
                                          -------     -------

Net increase (decrease) in cash                24         (10)

Cash at beginning of period                    23          12
                                          -------     -------

Cash at end of period                     $    47     $     2
                                          =======     =======

Cash Paid For Interest                    $    20     $    12
                                          =======     =======
Supplemental Schedule of
Noncash Financing Activities

Unapix Common Stock Issued For
Satisfaction of Payables                  $   276

Unapix Common Stock Issued For
Satisfaction of Loans                         865
                                          =======
                                          $ 1,141
                                          =======

                                                                         Miramar

                                                                          Images

                                                                            Inc.



                                                                       Financial

                                                                          Report



                                                                     December 31

                                                                            1996

Contents
--------------------------------------------------------------------------------


Independent Auditors' Report ..............................................    1


Financial Statements

Balance Sheet .............................................................    2

Statements of Operations ..................................................    3

Statements of Stockholders' Equity (Deficit) ..............................    4

Statements of Cash Flows ..................................................    5

Notes to Financial Statements ............................................. 6-11

                          Independent Auditors' Report

To the Board of Directors
Miramar Images, Inc.
Seattle, Washington

We have audited the accompanying balance sheet of Miramar Images, Inc. as of December 31, 1996, and the statements of operations, stockholders' equity (deficit) and cash flows for the years ended December 31, 1996 and 1995. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Miramar Images, Inc. at December 31, 1996, and the results of its operations and its cash flows for the years ended December 31, 1996 and 1995, in conformity with generally accepted accounting principles.

Knight, Vale & Gregory, Inc., P.S.
Tacoma, Washington
May 12, 1997

                                                                       Financial

                                                                      Statements

Balance Sheet
--------------------------------------------------------------------------------

Miramar Images, Inc.
December 31, 1996

Assets

Current Assets
    Cash                                                            $    22,529
    Accounts receivable - trade, less allowance for
      doubtful accounts of $15,000 and $30,124 (Notes 3 and 7)          183,190
    Inventories (Notes 2, 3 and 5)                                      336,430
    Prepaid royalties advanced to artists                                89,873
    Total current assets                                                632,022

Furniture, Equipment and Masters (Notes 3 and 5)
    Office furniture and equipment                                      226,414
    Production equipment                                                105,404
    Marketing equipment                                                  28,819
    Master audio and video tapes                                      1,706,058
    Audio and video tapes in process                                    128,070
    Total cost                                                        2,194,765
    Accumulated depreciation and amortization                        (1,726,806)
    Total furniture, equipment and masters                              467,959

                                                                    $ 1,099,981

Liabilities and Stockholders' Equity (Deficit)

Current Liabilities
    Notes payable: (Note 3)
      Bank                                                          $    43,411
      Unapix                                                            150,000
      Walsh Investment                                                  520,000
    Accounts payable:
      Trade                                                             535,070
      Advance from Unapix (Note 9)                                      100,000
      Stockholder                                                        56,861
    Accrued liabilities:
      Reserve for sales returns                                         406,000
      Accrued royalties (Note 8)                                        696,446
      Other accrued taxes and expenses                                  118,960
    Current portion of stockholder debt (Note 4)                        168,328
    Current portion of note debt (Note 5)                                 2,327
    Current capital lease obligations (Note 6)                            5,347
    Total current liabilities                                         2,802,750

Long-Term Stockholder Debt (Note 4)                                      97,227

Long-Term Capital Lease Obligations (Note 6)                             17,945

    Total liabilities                                                 2,917,922

Stockholders' Equity (Deficit)
    Common stock, no par value; 50,000 shares authorized,
      9,886 shares issued and outstanding                                21,598
    Accumulated deficit                                              (1,839,539)
    Total stockholders' equity (deficit)                             (1,817,941)

                                                                    $ 1,099,981

See notes to financial statements.

Statements of Operations
--------------------------------------------------------------------------------

Miramar Images, Inc.
Years Ended December 31, 1996 and 1995

                                                        1996             1995

Revenues
    Net sales                                       $ 1,789,906     $ 3,731,511
    Licensing, royalties and consulting                 373,755         620,705
    Total revenues                                    2,163,661       4,352,216

Cost of Sales
    Royalties                                           534,087       1,008,101
    Production, distribution and other costs            957,459       1,946,592
    Write-off of previously capitalized masters          37,120         489,761
    Total cost of sales                               1,528,666       3,444,454

    Gross profit                                        634,995         907,762

Selling and Administrative Expenses                   1,310,104       1,934,399

    Loss from operations                               (675,109)     (1,026,637)

Interest Expense                                       (102,420)        (56,409)

    Net loss                                        ($  777,529)    ($1,083,146)

See notes to financial statements.

Statements of Stockholders' Equity (Deficit)
--------------------------------------------------------------------------------

Miramar Images, Inc.
Years Ended December 31, 1996 and 1995

                                         Common     Accumulated
                                          Stock       Deficit           Total

Balance, December 31, 1994               $ 9,598    $    83,036     $    92,634

Net loss                                    --       (1,083,046)     (1,083,046)

Dividends paid                              --          (62,000)        (62,000)

    Balance, December 31, 1995             9,598     (1,062,010)     (1,052,412)

Issuance of 288 shares of common stock    12,000           --            12,000

Net loss                                    --         (777,529)       (777,529)

    Balance, December 31, 1996           $21,598    ($1,839,539)    ($1,817,941)

See notes to financial statements

Statements of Cash Flows
--------------------------------------------------------------------------------

Miramar Images, Inc.
Years Ended December 31, 1996 and 1995

                                                                               1996           1995

Cash Flows from Operating Activities
    Net loss ($777,529)                                                   ($1,083,046)
    Adjustments to reconcile net loss to net cash provided by
      (used in) operating activities:
        Bad debt expense                                                       20,253           5,770
        Depreciation, amortization and write-off of masters                   626,894         989,021
        Decrease in accounts receivable                                       389,449         114,583
        (Increase) decrease in inventories                                    (58,107)          1,117
        Decrease in prepaid royalties advanced to artists                      26,741         297,891
        Increase (decrease) in trade payables                                 263,085        (345,085)
        Increase (decrease) in reserve for sales returns                     (494,000)         16,000
        Increase (decrease) in accrued expenses                               217,962          (8,771)
    Net cash provided by (used in) operating activities                       214,748         (12,520)

Cash Flows from Investing Activities
    Purchases of furniture and equipment, and production of master tapes     (189,978)       (307,917)

Cash Flows from Financing Activities
    Net proceeds from (payment of) short-term bank debt                      (544,874)        331,873
    Other short-term borrowings                                               520,000            --
    Proceeds from stockholder loans                                           191,160         150,100
    Payment of stockholder loans                                              (19,442)           --
    Advances from Unapix                                                      250,000            --
    Payment of long-term debt and capital leases                             (411,773)       (151,309)
    Dividends paid                                                               --           (62,000)
    Net cash provided by (used in) financing activities                       (14,929)        268,664

    Net increase (decrease) in cash                                             9,841         (51,773)

Cash
    Beginning of year                                                          12,688          64,461

    End of year                                                             $  22,529       $  12,688



Supplemental Disclosures of Cash Flow Information
    Interest paid                                                           $  35,217       $  70,048

Supplemental Disclosures of Non-Cash Investing and Financing Activities
    Equipment purchased by issuance of debt                                 $  25,685       $  28,775
    Debt cancelled on disposal of equipment                                      --           (32,463)
    Common stock issued in payment of royalties                                12,000            --

See notes to financial statements.

Notes to Financial Statements
--------------------------------------------------------------------------------

Miramar Images, Inc.
December 31, 1996 and 1995

Note 1 - Summary of Significant Accounting Policies

Nature of Business

Miramar Images, Inc. is a Washington corporation with offices in Seattle, engaged in the production and wholesale distribution of audio recordings and music videos. The Company's products are distributed internationally.

Use of Estimates

The financial statements have been prepared in accordance with generally accepted accounting principles. In preparing the financial statements, management is required to make estimates and assumptions that affect the reported amounts of assets and liabilities as of the date of the balance sheet, as well as revenue and expenses for the period. Actual results could differ from those estimates.

Revenue Recognition

The Company is the owner of master audio and video copyrights, and realizes revenues by entering into license agreements. Revenue from sales is recognized when the product is shipped. The Company follows the practice of making provisions for estimated future returns and allowances at the time the products are sold.

Artist Compensation Costs

Royalties earned by artists are charged to expense in the period in which the sale takes place. Advance royalties are initially recorded as assets and classified as "prepaid royalties" when there is a sound basis for expecting that the advance will be recovered from future royalties earned. Any portion of an advance that subsequently appears to be unrecoverable from future revenues is charged to expense in the period in which the loss becomes evident.

Costs of Master Audio and Video Tapes

Costs of producing master tapes include all direct production costs and allocated overhead. Costs are amortized using the income forecast method. Under this method, the cost of each master is amortized in the same ratio current gross revenues bear to anticipated total gross revenues. Estimates of total anticipated gross revenues are reviewed and revised periodically to reflect current information.

Unamortized costs are compared to net realizable value on a master-by-master basis. If estimated future gross revenues are not expected to be sufficient to recover the unamortized costs and direct distribution expenses, the unamortized costs are written down to net realizable value. Accumulated amortization totaled $1,509,011 at December 31, 1996.

(continued)

Notes to Financial Statements
--------------------------------------------------------------------------------

Miramar Images, Inc.
December 31, 1996 and 1995

Note 1 - Summary of Significant Accounting Policies (concluded)

Furniture and Equipment

Furniture and equipment are recorded at cost. Depreciation is computed on a straight-line basis over the estimated useful lives of the assets.

Benefit Plans

The Company has established employee savings and cafeteria benefit plans in accordance with Internal Revenue Service regulations. The plans are open to all employees. The Company matches up to 25% of eligible employee contributions. Company contributions totaled $2,052 in 1996 and $6,035 in 1995.

Income Taxes

The Company has elected, with the consent of its shareholders, to be treated as an S Corporation under the provisions of the Internal Revenue Code. In lieu of corporate income taxes, the shareholders of an S Corporation separately account for their pro rata shares of the Company's items of income, deductions, losses and credits. Therefore, these statements do not include any provision for corporate income taxes.

Note 2 - Inventories

Inventories consist of the following at December 31, 1996:

Finished goods:
  Videos                                                                $183,818
  Audios                                                                  46,847
Raw materials                                                            105,765

                                                                        $336,430

Inventories are stated at the lower of cost (first-in, first-out method) or market.

Notes to Financial Statements
--------------------------------------------------------------------------------

Miramar Images, Inc.
December 31, 1996 and 1995

Note 3 - Notes Payable

Bank

At December 31, 1996, the note payable to bank represents borrowings of $43,411 under a $1,000,000 line of credit with Wells Fargo Bank. The line bears interest at the Bank's prime rate, and expired June 30, 1996. The line of credit is collateralized by the Company's accounts receivable, inventory, all furniture and equipment, and the personal guarantee of the Company's principal stockholder.

The terms of the related security agreement call for periodic reports of eligible receivables, upon which the available loan amount is calculated. The Company cannot make distributions to shareholders or pay dividends greater than the amount necessary to cover shareholders' tax liabilities without the Bank's approval.

Other financial covenants include the maintenance of:
o    Ratio of debt to net worth of not more than 2.0 to 1.0
o    Ratio of current assets to current liabilities of not less than 1.05 to 1.0
o    Minimum net worth of $1,000,000 Fixed charge covered ratio of not less than
     1.2 to 1.0

Unapix

The note payable to Unapix Entertainment, Inc. includes interest at 12% annually, requires monthly interest only payments, is collateralized by personal property, and is due December 31, 1996.

Walsh Investment

The note payable to Walsh Investment bears interest at 10.25%, and is due on demand (maturity date was October 31, 1996).

Default Position

At December 31, 1996, the Company was not in compliance with the Bank's financial covenants nor the stated maturity dates of the loans, and thus was in default on the loans (see Note 10).

Notes to Financial Statements
--------------------------------------------------------------------------------

Miramar Images, Inc.
December 31, 1996 and 1995

Note 4 - Stockholder Debt

Stockholder debt at December 31, 1996 consists of the following:

10.5% adjustable note payable to two stockholders
in monthly interest only payments, personally
guaranteed by three stockholders, due December 15, 1997                 $100,000

10% note payable to stockholder in monthly
interest only payments, due December 31, 1997                             10,000

Note payable to stockholders in monthly
installments of $4,861 plus interest at the Bank's
prime rate (8.25%) plus 2%, collateralized by
stockholder deed of trust, due July 31, 1999                             155,555

                                                                         265,555
Less portion due within one year                                         168,328

      Long-term stockholder debt                                        $ 97,227

Expected maturities are as follows:

      1997                                                              $168,328
      1998                                                                58,332
      1999                                                                38,895
                                                                        $265,555

Subsequent to year-end, all of the stockholder notes outstanding at December 31, 1996 were paid in full (see Note 10).

Note 5 - Note Debt

Note debt at December 31, 1996 consists of the following:

8.07% note payable to Wells Fargo Bank in monthly
installments of $943, collateralized by equipment,
due April 1997                                                            $1,296

9.35% note payable to Wells Fargo Bank in monthly
installments of $1,146, collateralized by
equipment, due December 31, 1996                                           1,031

    Total note debt, all due within one year                              $2,327

Notes to Financial Statements
--------------------------------------------------------------------------------

Miramar Images, Inc.
December 31, 1996 and 1995

Note 6 - Leases

The Company leases office space and office equipment under long-term lease agreements. The lease covering the office space is classified as an operating lease, and runs through January 1999; a five-year option to renew is included. The terms of the agreement, as amended in March 1997, require the Company to pay rental payments of $8,250 per month. Lease expense for the operating lease amounted to $49,545 and $88,618 in 1996 and 1995, respectively.

The following is a schedule by years of future minimum lease payments under operating and capital leases, together with the present value of the minimum lease payments, as of December 31, 1996:

                                             Capital Leases     Operating Leases

1997                                             $ 6,530            $ 89,250
1998                                               5,224              99,000
1999                                               5,224               8,250
2000                                               5,224                 --
2001                                               3,831                 --

                                                  26,033            $196,500
Less amount representing interest                  2,741
                                                  23,292
Less capital lease obligations
   due within one year                             5,347

 Long-term capital lease obligations             $17,945

Note 7 - Major Customer and Concentration of Credit Risk

The majority of the Company's products are distributed through a single distributor, with which the Company has an agreement expiring in 1997. The distributor has two one-year options to renew this agreement. The distributor agreement provides for a minimum payment of $50,000 in lieu of a 5% royalty over 18 months for various titles distributed directly to the "traditional market" in the USA by the Company.

The Company is subject to the risks of the retail music industry, and the competition the industry is receiving from electronics distributors and discounters. The industry experienced severe problems in 1995 and into 1996, with several of the top music chains filing for bankruptcy protection. Many of the difficulties are attributable to over-expansion in retail stores during the last few years.

Notes to Financial Statements
--------------------------------------------------------------------------------

Miramar Images, Inc.
December 31, 1996 and 1995

Note 8 - Related Parties

A stockholder's partnership provides professional services to the Company. During 1996 and 1995, the Company was billed $53,189 and $22,184 respectively, for these services.

Two stockholders are also artists who earn royalties from the Company. During 1996 and 1995, these stockholders earned $7,411 and $17,044, respectively, in royalties.

Note 9 - Licensing Agreement

In September 1996, the Company entered into a licensing agreement with Unapix Entertainment, Inc. (Unapix), a worldwide licensor and distributor of feature films and television programs made primarily for the television market and the home video market, including video cassette and laser disc. Under the terms of the agreement, the Company assigned the licensing rights for certain products to allow Unapix the opportunity to actively market and sell the products nationwide and internationally. In exchange for the assignment of the licensing rights, the Company received an advance totaling $100,000. This advance is to be earned over the life of the agreement as sales are made. The Company earns a royalty of 10% or 15%, depending on the type of sale. No royalty income was recognized for the year ended December 31, 1996.

Note 10 - Subsequent Event

In March 1997, all the capital stock of the Company was acquired by Unapix Entertainment, Inc. Under the terms of the transaction, all debt due stockholders and certain other liabilities were exchanged for shares of Unapix common stock.


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